UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08788
                                  -----------

                  TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
                -----------------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      -------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         --------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end: 3/31
                         ------

Date of reporting period: 3/31/10
                          --------


ITEM 1. REPORTS TO STOCKHOLDERS.


MARCH 31, 2010

ANNUAL REPORT

                                   (GRAPHIC)

                                                                   INTERNATIONAL

                              TEMPLETON RUSSIA AND
                            EAST EUROPEAN FUND, INC.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Contents

ANNUAL REPORT

Templeton Russia and East European Fund, Inc. .............................    1
Performance Summary .......................................................    5
Important Notice to Shareholders ..........................................    6
Financial Highlights and Statement of Investments .........................    7
Financial Statements ......................................................   10
Notes to Financial Statements .............................................   13
Report of Independent Registered Public Accounting Firm ...................   20
Tax Designation ...........................................................   21
Annual Meeting of Shareholders ............................................   22
Dividend Reinvestment and Cash Purchase Plan ..............................   23
Board Members and Officers ................................................   26
Shareholder Information ...................................................   31

Annual Report

Templeton Russia and East European Fund, Inc.

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Russia and East European Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments that are tied economically to Russia or East European countries.

     Dear Shareholder:

     We are pleased to bring you Templeton Russia and East European Fund's annual report for the fiscal year ended March 31, 2010.

     PERFORMANCE OVERVIEW

     Templeton Russia and East European Fund posted cumulative total returns of +129.66% based on market price and +177.41% based on net asset value for the 12 months ended March 31, 2010. In line with our long-term investment strategy, we are pleased with our long-term results. For the 10-year period ended March 31, 2010, the Fund delivered cumulative total returns of +411.14% in market price terms and +414.35% in net asset value terms. You can find more of the Fund's performance data in the Performance Summary on page 5.

     ECONOMIC AND MARKET OVERVIEW

     Russia's economy contracted 7.9% year-over-year in 2009 due to weakness in foreign investment, domestic consumption and oil exports.(1) Given the country's commodities-dependent economy, corrections in oil prices from their

(1.) Source: Federal Services of State Statistics, Russia.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 8.


                                Annual Report | 1

PORTFOLIO BREAKDOWN

Based on Total Net Assets as of 3/31/10

                                  (BAR CHART)

Metals & Mining                             19.5%
Food Products                                9.7%
Diversified Telecommunication Services       9.2%
Oil, Gas & Consumable Fuels                  8.9%
Commercial Banks                             8.5%
Pharmaceuticals                              8.4%
Wireless Telecommunication Services          8.1%
Energy Equipment & Services                  5.9%
Road & Rail                                  5.5%
Beverages                                    4.7%
Media                                        3.5%
Other                                        3.5%
Short-Term Investments & Other Net Assets    4.6%

2008 peak had a significant impact on the country's export revenues. Contraction in Russia's gross domestic product (GDP) was milder than the 8.5% decline forecast by the government, as oil prices turned upward in the latter part of 2009 and government stimulus measures and lower interest rates supported growth amid improving external conditions.(2) Although the official 2010 GDP growth forecasts ranged between 3% and 3.5%, Deputy Minister for Economic Development Andrei Klepach expects Russia's economy to grow 4% to 4.5% as the global economic recovery continues.(3)

Russia's central bank had increased its benchmark interest rate 300 basis points (100 basis points equal one percentage point) in pre-crisis 2008, but switched to an expansionary mode in April 2009 and cut its key rate for the first time since June 2007. The bank's efforts to stimulate the country's domestic economy continued throughout the reporting period, and its cuts totaled 450 basis points by period-end.

Eastern European stock prices as measured by the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Eastern Europe Index delivered a +107.74% total return in U.S. dollar terms for the 12 months under review as the global stock rally that began in March 2009 continued.(4) This surge was largely due to a rapid increase in liquidity resulting from many countries' expansionary monetary policies and huge stimulus packages, which were implemented in efforts to pull economies out of recession and return them to sustainable growth. Stronger commodity prices and Eastern European currencies also supported the stock markets. Although Eastern European stocks as a whole had the best regional performance in the emerging market asset class, we found value in most of the region's markets as they benefited from generally lower interest rates and subsiding credit crunch worries. Within the region, Hungary was the top performer with a +181.00% total return in U.S. dollars and Russia more than doubled with a +106.53% return.(4) In addition, Ukraine was one of the best-performing frontier markets and posted a +150.58% return.(5)

(2.) Source: Economy Ministry: Russia.

(3.) Source: Ministry for Economic Development, Russia.

(4.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The MSCI EM Eastern Europe Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Eastern Europe. The index consists of the following four emerging country indexes: Czech Republic, Hungary, Poland and Russia.

(5.) Source: (C) 2010 Morningstar. The MSCI Ukraine Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Ukraine.


                                2 | Annual Report

INVESTMENT STRATEGY

Our investment strategy employs a company-specific, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look for investments, we consider specific companies in the context of their sector and country. We perform in-depth research to construct an Action List from which we construct the portfolio. Our emphasis is on value and not attempting to match or beat an index. During our analysis, we also consider a company's position in its sector, the economic framework and political environment.

MANAGER'S DISCUSSION

During the 12 months under review, significant contributors to absolute performance included Fund positions in major Russian steel producers Mechel and Severstal (Cherepovets Mk Severstal), and the country's largest bank, Sberbank (Savings Bank of Russia). These stocks significantly outperformed their regional counterparts as investors grew more confident in regional markets and focused again on corporate fundamentals. High commodity prices further drove stock performances of Mechel and Severstal, and we took the opportunity to scale down our Severstal position. Meanwhile, Sberbank's share price benefited from the actions of Vnesheconombank, a state-owned development bank that bought distressed bank shares at the end of 2008 to prop up Russia's stock market.

In an environment where most of the Fund's holdings rose in absolute terms, only one stock, new Fund position Uralkali, marginally detracted from absolute performance during the review period. Shares of Uralkali, Russia's largest potash fertilizer producer, traded in line with other global potash companies but underperformed other Russian holdings during the reporting period. Potash companies had difficulties maintaining high prices due to strong pressure from key consumers. The possibility of the government introducing export duties on potash also weighed on Uralkali's share price. Nonetheless, we maintained a positive longer-term view on Uralkali because we believe it has strong growth potential.

During the reporting period, we added more than 10 new holdings to the portfolio, and the largest purchases included shares of Russian companies Synergy, the country's second-largest vodka maker; Rosneft Oil, a key crude oil producer; and Globaltrans Investment, the country's largest private rail transportation company that provides railroad freight transport and logistics services. We also initiated the Fund's exposure to Kazakhstan with a position in gold mining company KazakhGold Group. Also, we added to our

TOP 10 EQUITY HOLDINGS
3/31/10

COMPANY                                             % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                            NET ASSETS
------------------------                            ----------
Severstal (Cherepovets Mk Severstal)                   9.7%
   METALS & MINING, RUSSIA
Mechel OAO, ADR                                        9.1%
   METALS & Mining, Russia
Sberbank RF                                            8.5%
   COMMERCIAL BANKS, RUSSIA
Mobile TeleSystems                                     8.1%
   WIRELESS TELECOMMUNICATION SERVICES, RUSSIA
Globaltrans Investment PLC, GDR, Reg S                 5.5%
   ROAD & RAIL, RUSSIA
Kernel Holding SA, 144A                                5.5%
   FOOD PRODUCTS, LUXEMBOURG
Veropharm                                              5.3%
   PHARMACEUTICALS, RUSSIA
Vimpel-Communications, ADR                             4.8%
   DIVERSIFIED TELECOMMUNICATION SERVICES, RUSSIA
Synergy Co.                                            4.7%
   BEVERAGES, RUSSIA
Gazprom, ADR                                           4.1%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA


                                Annual Report | 3
investments in MHP and initiated a position in Agroton Public, both of which are agricultural companies in Ukraine.

Conversely, we divested some of the Fund's investments to ensure our continued focus on stocks we consider well positioned to benefit from developments in Russia and Eastern Europe. We made some sales to purchase what we believe were more attractively valued stocks in our investment universe. We sold shares of nickel and palladium producer Norilsk Nickel (Mining and Metallurgical Co. Norilsk Nickel), integrated telecommunication services provider Uralsvyazinform, oil giant LUKOIL Holdings, and oil and gas steel pipe manufacturer TMK.

Thank you for your continued participation in Templeton Russia and East European Fund. We look forward to serving your future investment needs.

Sincerely,

(PHOTO OF MARK MOBIUS)


/s/ Mark Mobius

Mark Mobius
Executive Chairman
Templeton Asset Management Ltd.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                4 | Annual Report

Performance Summary as of 3/31/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

PRICE INFORMATION

SYMBOL: TRF                              CHANGE   3/31/10   3/31/09
-----------                             -------   -------   -------
Net Asset Value (NAV)                   +$13.27    $20.75    $7.48
Market Price (NYSE)                     +$11.54    $20.44    $8.90

PERFORMANCE

                                         1-YEAR    5-YEAR   10-YEAR
                                        -------   -------   -------
Cumulative Total Return(1)
   Based on change in NAV(2)            +177.41%  +104.57%  +414.35%
   Based on change in market price(3)   +129.66%   +93.05%  +411.14%
Average Annual Total Return(1)
   Based on change in NAV(2)            +176.21%   +15.39%   +17.80%
   Based on change in market price(3)   +129.66%   +14.06%   +17.72%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY, AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. INVESTMENTS IN RUSSIAN AND EAST EUROPEAN SECURITIES INVOLVE SIGNIFICANT ADDITIONAL RISKS, INCLUDING POLITICAL AND SOCIAL UNCERTAINTY (FOR EXAMPLE, REGIONAL CONFLICTS AND RISK OF WAR), CURRENCY EXCHANGE RATE VOLATILITY, PERVASIVENESS OF CORRUPTION AND CRIME IN THE RUSSIAN AND EAST EUROPEAN ECONOMIC SYSTEMS, DELAYS IN SETTLING PORTFOLIO TRANSACTIONS, AND RISK OF LOSS ARISING OUT OF THE SYSTEM OF SHARE REGISTRATION AND CUSTODY USED IN RUSSIA AND EAST EUROPEAN COUNTRIES. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY INVESTING IN RUSSIA AND EAST EUROPEAN COUNTRIES, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

(1.) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

(2.) Assumes reinvestment of distributions based on net asset value.

(3.) Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.


                                Annual Report | 5

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.


                                6 | Annual Report

Templeton Russia and East European Fund, Inc.

FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED MARCH 31,
                                                     ---------------------------------------------------
                                                       2010       2009      2008       2007       2006
                                                     --------   -------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $   7.48   $ 60.37   $  67.48   $  60.92   $  40.59
                                                     --------   -------   --------   --------   --------
Income from investment operations:
   Net investment income (loss)(a) ...............      (0.08)     0.23      (0.11)     (0.24)     (0.26)
   Net realized and unrealized gains (losses) ....      13.35    (43.91)      2.90      20.90      29.51
                                                     --------   -------   --------   --------   --------
Total from investment operations .................      13.27    (43.68)      2.79      20.66      29.25
                                                     --------   -------   --------   --------   --------
Less distributions from:
   Net investment income .........................         --     (0.24)     (0.50)     (0.95)        --
   Net realized gains ............................         --     (8.95)     (9.40)    (13.15)     (8.92)
   Tax return of capital .........................         --     (0.02)        --         --         --
                                                     --------   -------   --------   --------   --------
Total distributions ..............................         --     (9.21)     (9.90)    (14.10)     (8.92)
                                                     --------   -------   --------   --------   --------
Net asset value, end of year .....................   $  20.75   $  7.48   $  60.37   $  67.48   $  60.92
                                                     --------   -------   --------   --------   --------
Market value, end of year(b) .....................   $  20.44   $  8.90   $  57.15   $  70.41   $  76.06
                                                     --------   -------   --------   --------   --------
Total return (based on market value per share) ...     129.66%   (65.07)%    (6.78)%    14.07%    130.61%
RATIOS TO AVERAGE NET ASSETS
Expenses before expense reduction ................       1.80%     1.82%      1.73%      1.85%      1.84%
Expenses net of expense reduction ................       1.80%     1.82%      1.73%      1.84%      1.84%
Net investment income (loss) .....................      (0.55)%    0.69%     (0.17)%    (0.39)%    (0.55)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $119,216   $42,953   $331,860   $368,832   $330,324
Portfolio turnover rate ..........................      19.14%    30.83%     10.26%      8.36%     15.73%

(a)  Based on average daily shares outstanding.

(b)  Based on the last sale on the New York Stock Exchange.

   The accompanying notes are an integral part of these financial statements.


                                Annual Report | 7

Templeton Russia and East European Fund, Inc.

STATEMENT OF INVESTMENTS, MARCH 31, 2010

                                                                                   COUNTRY         SHARES         VALUE
                                                                                -------------   -----------   ------------
       COMMON STOCKS 93.5%
       BEVERAGES 4.7%
   (a) Synergy Co. ..........................................................      Russia           184,334   $  5,604,951
                                                                                                              ------------
       CHEMICALS 1.0%
(a, b) Uralkali, GDR, Reg S .................................................      Russia            56,600      1,185,770
                                                                                                              ------------
       COMMERCIAL BANKS 8.5%
       Sberbank RF ..........................................................      Russia         3,460,833     10,140,241
                                                                                                              ------------
       DIVERSIFIED TELECOMMUNICATION SERVICES 9.2%
       Sibirtelecom .........................................................      Russia        41,437,906      2,674,821
       Vimpel-Communications, ADR ...........................................      Russia           308,960      5,687,953
       VolgaTelecom .........................................................      Russia           731,835      2,584,527
                                                                                                              ------------
                                                                                                                10,947,301
                                                                                                              ------------
       ELECTRIC UTILITIES 0.4%
   (a) RusHydro .............................................................      Russia         9,951,476        525,728
                                                                                                              ------------
       ENERGY EQUIPMENT & SERVICES 4.0%
(a, b) Integra Group Holdings, GDR, Reg S ...................................      Russia           182,000        551,460
   (a) OAO TMK ..............................................................      Russia           354,195      1,811,016
   (a) OAO TMK, GDR .........................................................      Russia           119,661      2,454,247
                                                                                                              ------------
                                                                                                                 4,816,723
                                                                                                              ------------
       FOOD PRODUCTS 9.7%
(a, c) Agroton Public Ltd., GDR, 144A .......................................      Ukraine          185,070      2,062,820
(a, c) Kernel Holding SA, 144A ..............................................    Luxembourg         332,016      6,510,118
   (a) MHP SA, GDR ..........................................................      Ukraine           80,900      1,092,150
(a, c) MHP SA, GDR, 144A ....................................................      Ukraine          137,200      1,852,200
                                                                                                              ------------
                                                                                                                11,517,288
                                                                                                              ------------
       INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 1.4%
   (a) OGK-4 ................................................................      Russia        17,330,000      1,318,245
   (a) TGC-5 JSC ............................................................      Russia       517,838,821        285,008
                                                                                                              ------------
                                                                                                                 1,603,253
                                                                                                              ------------
       IT SERVICES 0.7%
   (a) Armada OAO ...........................................................      Russia            89,775        819,838
                                                                                                              ------------
       MEDIA 3.5%
       CTC Media Inc. .......................................................   United States       243,679      4,196,152
                                                                                                              ------------
       METALS & MINING 19.5%
   (a) Cherepovets Mk Severstal .............................................      Russia           858,370     11,577,329
(a, b) KazakhGold Group Ltd., GDR, Reg S ....................................    Kazakhstan          29,500        225,085
       Mechel OAO, ADR ......................................................      Russia           383,105     10,887,844
   (a) South-Ural Nickel Factory ............................................      Russia             1,050        387,975
       Vsmpo-Avisma Corp. ...................................................      Russia             1,400        159,337
                                                                                                              ------------
                                                                                                                23,237,570
                                                                                                              ------------


                                8 | Annual Report

Templeton Russia and East European Fund, Inc.

                                                                                   COUNTRY         SHARES         VALUE
                                                                                -------------   -----------   ------------
       COMMON STOCKS (CONTINUED)
       OIL, GAS & CONSUMABLE FUELS 8.9%
       Gazprom, ADR .........................................................      Russia           210,500   $  4,940,435
   (d) LUKOIL Holdings, ADR .................................................      Russia            48,350      2,741,445
       Rosneft Oil Co., GDR .................................................      Russia           373,950      2,969,163
                                                                                                              ------------
                                                                                                                10,651,043
                                                                                                              ------------
       PHARMACEUTICALS 8.4%
       Egis Nyrt ............................................................      Hungary           34,331      3,704,042
   (a) Veropharm ............................................................      Russia           166,412      6,275,538
                                                                                                              ------------
                                                                                                                 9,979,580
                                                                                                              ------------
       ROAD & RAIL 5.5%
(a, b) Globaltrans Investment PLC, GDR, Reg S ...............................      Russia           504,250      6,555,250
                                                                                                              ------------
       WIRELESS TELECOMMUNICATION SERVICES 8.1%
       Mobile TeleSystems ...................................................      Russia         1,120,000      9,653,434
                                                                                                              ------------
       TOTAL COMMON STOCKS (COST $75,878,211) ...............................                                  111,434,122
                                                                                                              ------------

                                                                                                 PRINCIPAL
                                                                                                   AMOUNT
                                                                                                -----------
       CONVERTIBLE BONDS (COST $2,000,000) 1.9%
       ENERGY EQUIPMENT & SERVICES 1.9%
   (b) TMK Bonds SA, cvt., senior bond, Reg S, 5.25%, 2/11/15 ...............      Russia       $ 2,000,000      2,239,387
                                                                                                              ------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $77,878,211) ................................................                                  113,673,509
                                                                                                              ------------

                                                                                                   SHARES
                                                                                                -----------
       SHORT TERM INVESTMENTS (COST $5,194,489) 4.3%
       MONEY MARKET FUNDS 4.3%
   (e) Institutional Fiduciary Trust Money Market Portfolio, 0.00% ..........   United States     5,194,489      5,194,489
                                                                                                              ------------
       TOTAL INVESTMENTS (COST $83,072,700) 99.7% ...........................                                  118,867,998
       OTHER ASSETS, LESS LIABILITIES 0.3% ..................................                                      347,600
                                                                                                              ------------
       NET ASSETS 100.0% ....................................................                                 $119,215,598
                                                                                                              ============

See Abbreviations on page 19.

(a)  Non-income producing.

(b) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At March 31, 2010, the aggregate value of these securities was $10,756,952 representing 9.02% of net assets.

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At March 31, 2010, the aggregate value of these securities was $10,425,138, representing 8.74% of net assets.

(d)  See Note 9 regarding other considerations.

(e) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                                Annual Report | 9

Templeton Russia and East European Fund, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .....................   $ 77,878,211
      Cost - Sweep Money Fund (Note 7) ................      5,194,489
                                                          ------------
      Total cost of investments .......................   $ 83,072,700
                                                          ============
      Value - Unaffiliated issuers ....................   $113,673,509
      Value - Sweep Money Fund (Note 7) ...............      5,194,489
                                                          ------------
      Total value of investments ......................    118,867,998
   Receivables:
      Investment securities sold ......................        544,098
      Dividends and interest ..........................         14,426
                                                          ------------
         Total assets .................................    119,426,522
                                                          ------------
Liabilities:
   Payables:
      Affiliates ......................................        140,449
      Custodian fees ..................................         15,156
      Reports to shareholders .........................         19,075
      Professional fees ...............................         11,909
      Transfer agent fees .............................         21,836
   Accrued expenses and other liabilities .............          2,499
                                                          ------------
         Total liabilities ............................        210,924
                                                          ------------
            Net assets, at value ......................   $119,215,598
                                                          ============
Net assets consist of:
   Paid-in capital ....................................   $ 84,207,294
   Undistributed net investment income (loss) .........       (681,304)
   Net unrealized appreciation (depreciation) .........     35,795,298
   Accumulated net realized gain (loss) ...............       (105,690)
                                                          ------------
            Net assets, at value ......................   $119,215,598
                                                          ============
   Shares outstanding .................................      5,745,174
                                                          ============
   Net asset value per share ..........................   $      20.75
                                                          ============

   The accompanying notes are an integral part of these financial statements.


                               10 | Annual Report

Templeton Russia and East European Fund, Inc.

STATEMENT OF OPERATIONS
for the year ended March 31, 2010

Investment income:
   Dividends: (net of foreign taxes of $160,048)
      Unaffiliated issuers ..................................................   $ 1,041,677
      Sweep Money Fund (Note 7) .............................................           869
   Interest .................................................................        14,789
                                                                                -----------
         Total investment income ............................................     1,057,335
                                                                                -----------
Expenses:
   Management fees (Note 3a) ................................................     1,043,613
   Administrative fees (Note 3b) ............................................       169,493
   Transfer agent fees ......................................................        61,102
   Custodian fees (Note 4) ..................................................       125,395
   Reports to shareholders ..................................................        29,179
   Registration and filing fees .............................................        25,787
   Professional fees ........................................................        56,123
   Directors' fees and expenses .............................................         2,480
   Other ....................................................................        10,759
                                                                                -----------
         Total expenses .....................................................     1,523,931
         Expense reductions (Note 4) ........................................          (206)
                                                                                -----------
            Net expenses ....................................................     1,523,725
                                                                                -----------
               Net investment income (loss) .................................      (466,390)
                                                                                -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...........................................................     4,914,057
      Foreign currency transactions .........................................        54,702
                                                                                -----------
               Net realized gain (loss) .....................................     4,968,759
                                                                                -----------
Net change in unrealized appreciation (depreciation) on investments .........    71,760,466
                                                                                -----------
Net realized and unrealized gain (loss) .....................................    76,729,225
                                                                                -----------
Net increase (decrease) in net assets resulting from operations .............   $76,262,835
                                                                                ===========

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 11

Templeton Russia and East European Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED MARCH 31,
                                                                                             ----------------------------
                                                                                                 2010            2009
                                                                                             ------------   -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) .......................................................   $   (466,390)  $   1,290,800
      Net realized gain (loss) from investments and foreign currency transactions ........      4,968,759         441,851
      Net change in unrealized appreciation (depreciation) on investments ................     71,760,466    (241,851,482)
                                                                                             ------------   -------------
         Net increase (decrease) in net assets resulting from operations .................     76,262,835    (240,118,831)
                                                                                             ------------   -------------
   Distributions to shareholders from:
      Net investment income ..............................................................             --      (1,305,452)
      Net realized gains .................................................................             --     (49,199,209)
      Tax return of capital ..............................................................             --        (121,129)
                                                                                             ------------   -------------
   Total distributions to shareholders ...................................................             --     (50,625,790)
                                                                                             ------------   -------------
   Capital share transactions: (Note 2) ..................................................             --       1,837,643
                                                                                             ------------   -------------
         Net increase (decrease) in net assets ...........................................     76,262,835    (288,906,978)
Net assets:
   Beginning of year .....................................................................     42,952,763     331,859,741
                                                                                             ------------   -------------
   End of year ...........................................................................   $119,215,598   $  42,952,763
                                                                                             ============   =============
Undistributed net investment income (loss) included in net assets, end of year ...........   $   (681,304)  $          --
                                                                                             ============   =============
Distributions in excess of net investment income included in net assets, end of year .....   $         --   $  (1,047,012)
                                                                                             ============   =============

   The accompanying notes are an integral part of these financial statements.


                               12 | Annual Report

Templeton Russia and East European Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Russia and East European Fund, Inc. (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a


                               Annual Report | 13

Templeton Russia and East European Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of March 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund's financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund's tax return.


                               14 | Annual Report

Templeton Russia and East European Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. INCOME TAXES (CONTINUED)

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.


                               Annual Report | 15

Templeton Russia and East European Fund, Inc.

2. CAPITAL STOCK

At March 31, 2010, there were 100 million shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                              YEAR ENDED MARCH 31,
                                                     --------------------------------------
                                                           2010                2009
                                                     ---------------   --------------------
                                                     SHARES   AMOUNT    SHARES     AMOUNT
                                                     ------   ------   -------   ----------
Shares issued in reinvestment of distributions ...     --       $--    247,995   $1,837,643

The Fund's Board of Directors previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. During the years ended March 31, 2010 and March 31, 2009, there were no shares repurchased.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                       AFFILIATION
----------                                       ----------------------
Templeton Asset Management Ltd. (TAML)           Investment manager
Franklin Templeton Services, LLC (FT Services)   Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -------------------------------------------------
      1.250%          Up to and including $1 billion
      1.200%          Over $1 billion, up to and including $5 billion
      1.150%          Over $5 billion, up to and including $10 billion
      1.100%          Over $10 billion, up to and including $15 billion
      1.050%          Over $15 billion, up to and including $20 billion
      1.000%          In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average weekly net assets of the Fund.


                               16 | Annual Report

Templeton Russia and East European Fund, Inc.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2010, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

During the year ended March 31, 2010, the Fund utilized $1,519,201 of capital loss carryforwards.

The tax character of distributions paid during the years ended March 31, 2010 and 2009, was as follows:

                                2010       2009
                                ----   -----------
Distributions paid from:
   Ordinary income ..........    $--   $ 4,160,584
   Long term capital gain ...     --    46,344,077
                                 ---   -----------
                                  --    50,504,661
   Return of capital ........     --       121,129
                                 ---   -----------
                                 $--   $50,625,790
                                 ===   ===========

At March 31, 2010, the cost of investments, net unrealized appreciation (depreciation), and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ......................................   $ 84,462,618
                                                             ============
Unrealized appreciation ..................................   $ 44,634,229
Unrealized depreciation ..................................    (10,228,849)
                                                             ------------
Net unrealized appreciation (depreciation) ...............   $ 34,405,380
                                                             ============
Distributable earnings - undistributed long term gains ...   $    602,924
                                                             ============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2010, aggregated $17,365,200 and $14,743,333, respectively.


                               Annual Report | 17

Templeton Russia and East European Fund, Inc.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Pursuant to a SEC exemptive order specific to the Fund's investment in the Sweep Money Fund, management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in equity securities of Russian companies may include certain risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from Russia's underdeveloped systems of securities registration and transfer. At March 31, 2010, the Fund had 78.9% of its net assets invested in Russia.

9. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                               18 | Annual Report

Templeton Russia and East European Fund, Inc.

10. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of March 31, 2010, in valuing the Fund's assets carried at fair value:

                                                     LEVEL 1       LEVEL 2    LEVEL 3       TOTAL
                                                  ------------   ----------   -------   ------------
ASSETS:
   Investments in Securities:
      Equity Securities:(a)
         Food Products ........................   $  7,602,268   $3,915,020     $--     $ 11,517,288
         Metals & Mining ......................     23,078,233      159,337      --       23,237,570
         Other Equity Investments(b) ..........     76,679,264           --      --       76,679,264
      Convertible Bonds .......................             --    2,239,387      --        2,239,387
      Short Term Investments ..................      5,194,489           --      --        5,194,489
                                                  ------------   ----------     ---     ------------
            Total Investments in Securities ...   $112,554,254   $6,313,744     $--     $118,867,998
                                                  ============   ==========     ===     ============

(a)  Includes common stock as well as other equity investments.

(b) For detailed industry descriptions, see the accompanying Statement of Investments.

11. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU) which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR - American Depository Receipt

GDR - Global Depository Receipt


                               Annual Report | 19

Templeton Russia and East European Fund, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Russia and East European Fund, Inc. (the "Fund") at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 19, 2010


                               20 | Annual Report

Templeton Russia and East European Fund, Inc.

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $1,229,650 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2010. Distributions, including qualified dividend income, paid during calendar year 2010 will be reported to shareholders on Form 1099-DIV in January 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.


                               Annual Report | 21

Templeton Russia and East European Fund, Inc.

ANNUAL MEETING OF SHAREHOLDERS, AUGUST 21, 2009 (UNAUDITED)

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 East Broward Boulevard, Fort Lauderdale, Florida, on August 21, 2009. The purpose of the meeting was to elect four Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Ann Torre Bates, Frank J. Crothers, Gregory E. Johnson and David W. Niemiec.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of four Directors:

                                                     % OF                               % OF
                                                    SHARES                             SHARES
                                         % OF      PRESENT                  % OF      PRESENT
                                     OUTSTANDING     AND                OUTSTANDING     AND
TERM EXPIRING 2012          FOR         SHARES      VOTING   WITHHELD      SHARES      VOTING
------------------       ---------   -----------   -------   --------   -----------   -------
Ann Torre Bates ......   3,977,857      69.24%      95.70%    178,858      3.11%       4.30%
Frank J. Crothers ....   3,918,111      68.20%      94.26%    238,064      4.15%       5.74%
David W. Niemiec .....   3,990,836      69.46%      96.01%    165,879      2.89%       3.99%
Gregory E. Johnson ...   3,911,558      68.08%      94.10%    245,157      4.27%       5.90%

* Harris J. Ashton, Edith E. Holiday, Charles B. Johnson, Frank A. Olson, Larry D. Thompson, Constantine D. Tseretopoulos and Robert E. Wade, Directors of the Fund whose terms of office continued after the Annual Meeting of Shareholders, and J. Michael Luttig who was appointed to the Fund's Board of Directors effective December 1, 2009, are currently serving.


                               22 | Annual Report

Templeton Russia and East European Fund, Inc.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify The Bank of New York Mellon (the "Plan Administrator") at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice ten business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100 each, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check or money order payable to The Bank of New York Mellon and sent to BNY Mellon Shareowner Services, P.O. Box 382009, Pittsburgh, PA, 15252-8009, Attention: Templeton Russia and East European Fund, Inc. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.


                               Annual Report | 23

Templeton Russia and East European Fund, Inc.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant's shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

DIRECT DEPOSIT SERVICE FOR REGISTERED SHAREHOLDERS

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House ("ACH") system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to https://vault.bnymellon.com/isd or dial 1-800-416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.


                               24 | Annual Report

Templeton Russia and East European Fund, Inc.

TRANSFER AGENT
BNY Mellon Shareowner Services
P.O. Box 358015
Pittsburgh, PA 15252-8015
1-800-416-5585
www.bnymellon.com

DIRECT REGISTRATION

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at BNY Mellon Shareowner Services through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact BNY Mellon Shareowner Services at 1-800-416-5585.

SHAREHOLDER INFORMATION

Shares of Templeton Russia and East European Fund, Inc. are traded on the New York Stock Exchange under the symbol "TRF." Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in "New York Stock Exchange Composite Transactions" section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICEDIRECT(R). For information go to BNY Mellon Shareowner Services' web site at https://vault.bnymellon.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Russia and East European Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


                               Annual Report | 25

Templeton Russia and East European Fund, Inc.

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION        TIME SERVED        BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ----------------  -----------------------  --------------------------------------
HARRIS J. ASHTON (1932)         Director         Since 1994        133                      Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ANN TORRE BATES (1958)          Director         Since 2008        31                       SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                                                                      Allied Capital Corporation (financial
Suite 2100                                                                                  services) (2003-2010).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)        Director         Since 1998        23                       Fortis, Inc. (utility holding company)
500 East Broward Blvd.                                                                      and AML Foods Limited (retail
Suite 2100                                                                                  distributors).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Vice Chairman, Caribbean Utilities Company, Ltd; director of various other private business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

EDITH E. HOLIDAY (1952)         Lead             Director since    133                      Hess Corporation (exploration and
500 East Broward Blvd.          Independent      1996 and Lead                              refining of oil and gas), H.J. Heinz
Suite 2100                      Director         Independent                                Company (processed foods and allied
Fort Lauderdale, FL 33394-3091                   Director                                   products), RTI International Metals,
                                                 since 2007                                 Inc. (manufacture and distribution of
                                                                                            titanium), Canadian National Railway
                                                                                            (railroad) and White Mountains
                                                                                            Insurance Group, Ltd. (holding
                                                                                            company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               26 | Annual Report

                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION        TIME SERVED        BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ----------------  -----------------------  --------------------------------------
J. MICHAEL LUTTIG (1954)        Director         Since             133                      Boeing Capital Corporation (aircraft
500 East Broward Blvd.                           December 2009                              financing).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and FORMERLY, Federal Appeals Court
Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

DAVID W. NIEMIEC (1949)         Director         Since 2005        23                       Emeritus Corporation (assisted living)
500 East Broward Blvd.                                                                      and OSI Pharmaceuticals, Inc.
Suite 2100                                                                                  (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg
Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief
Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)           Director         Since 2003        133                      Hess Corporation (exploration and
500 East Broward Blvd.                                                                      refining of oil and gas).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)        Director         Since 2005        141                      Cbeyond, Inc. (business communications
500 East Broward Blvd.                                                                      provider).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS    Director         Since 1998        23                       None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Chief of Staff, owner and operation of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater
Baltimore Medical Center (1982-1985).

ROBERT E. WADE (1946)           Director         Since 2006        38                       El Oro Ltd. (investments).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney at law engaged in private practice (1973-2009) and member of various boards.


                               Annual Report | 27

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION        TIME SERVED        BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ----------------  -----------------------  --------------------------------------
**CHARLES B. JOHNSON (1933)     Director,        Director and      133                      None
One Franklin Parkway            Chairman of      Vice President
San Mateo, CA 94403-1906        the Board and    since 1994 and
                                Vice President   Chairman of the
                                                 Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)     Director         Since 2006        89                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton
Investments.

JAMES M. DAVIS (1952)           Chief            Chief Compliance  Not Applicable           Not Applicable
One Franklin Parkway            Compliance       Officer since
San Mateo, CA 94403-1906        Officer and      2004 and Vice
                                Vice President   President - AML
                                - AML            Compliance
                                Compliance       since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).

LAURA F. FERGERSON (1962)       Chief Executive  Since 2009        Not Applicable           Not Applicable
One Franklin Parkway            Officer -
San Mateo, CA 94403-1906        Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin
Templeton Services, LLC (1997-2003).

ALIYA S. GORDON (1973)          Vice President   Since 2009        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               28 | Annual Report

                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION        TIME SERVED        BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ----------------  -----------------------  --------------------------------------
DAVID P. GOSS (1947)            Vice President   Since 2000        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)           Vice President   Since             Not Applicable           Not Applicable
One Franklin Parkway                             August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and
officer of 45 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)   Vice President   Since 1996        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior
Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

MARK MOBIUS (1936)              President and    President since   Not Applicable           Not Applicable
17th Floor, The Chater House    Chief Executive  1994 and Chief
8 Connaught Road Central        Officer -        Executive
Hong Kong                       Investment       Officer -
                                Management       Investment
                                                 Management
                                                 since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.

MARK H. OTANI (1968)            Treasurer,       Since 2009        Not Applicable           Not Applicable
One Franklin Parkway            Chief Financial
San Mateo, CA 94403-1906        Officer and
                                Chief
                                Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in
Franklin Templeton Investments.


                               Annual Report | 29

                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION        TIME SERVED        BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ----------------  -----------------------  --------------------------------------
ROBERT C. ROSSELOT (1960)       Secretary and    Secretary since   Not Applicable           Not Applicable
500 East Broward Blvd.          Vice President   2004 and Vice
Suite 2100                                       President since
Fort Lauderdale, FL 33394-3091                   August 2009

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President
and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of
the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)        Vice President   Since             Not Applicable           Not Applicable
One Franklin Parkway                             August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)            Vice President   Since 2005            Not Applicable                   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES OR THE LISTING STANDARDS APPLICABLE TO THE FUND.


                               30 | Annual Report

Templeton Russia and East European Fund, Inc.

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 23, 2010, the Board of Directors (Board), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for Templeton Russia and East European Fund, Inc. (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included reports on the Fund, the share price premium or discount to net asset value, the results of investment performance and related financial information for the Fund, as well as periodic reports on legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed below, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management's continuous


                               Annual Report | 31

Templeton Russia and East European Fund, Inc.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the level of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, the strong financial position of the Manager's parent company and its commitment to the fund business as evidenced by its subsidization of money market funds. The Board also noted management's efforts to minimize any negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments' implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewals. The Lipper report prepared for the Fund showed its investment performance during 2009 and the previous 10 years ended December 31, 2009, within a Lipper performance universe consisting of the Fund and all other non-leveraged closed-end emerging markets funds as selected by Lipper. Such report considers total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed the Fund's total return for 2009 to be the highest within its performance universe and that its total return performance on an annualized basis to be in the lowest and second-lowest performing quintiles of such universe for the previous three- and five-year periods, respectively, and the highest or best performing quintile of such universe for the previous 10-year period. In evaluating such performance, the Board took into consideration the particularly bad performance in 2008 of the stock markets in Russia and the Eastern European countries as measured by country specific stock market indices and that the Fund's underperformance for the annualized three- and five-year periods primarily reflected such 2008 performance. In that context, the Board noted the limitations of the Lipper comparative performance analysis due to the inclusion in the Lipper performance universe of funds with no or limited investments in Russia and Eastern Europe. The Board was satisfied with the Fund's performance in light of such factor and the Fund's favorable comparative returns during 2009 and over the long term.


                               32 | Annual Report

Templeton Russia and East European Fund, Inc.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a Lipper report analysis of the management fees and total expense ratios of the Fund compared with those of a group of 10 funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis considers administrative fees to be part of management fees. The results of such expense comparisons showed the Fund's contractual investment management fee to be the second highest in its expense group being 34 basis points above the expense group median and its actual total expense ratio to be the fourth highest in its expense group, being approximately 26 basis points above the expense group median. The Board found such expenses to be acceptable in view of the Fund's historical performance and factors relating to the Fund's operations, such as the quality and experience of the Fund's portfolio managers and research staff and the Manager's geographical presence and coverage of markets in which the Fund invests.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund's Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the


                               Annual Report | 33

Templeton Russia and East European Fund, Inc.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a Manager's ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly, noting that at the end of 2009 the Fund's assets were approximately $98 million.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               34 | Annual Report

Templeton Russia and East European Fund, Inc.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended September 30, 2009. Additionally, the Fund expects to file, on or about June 1, 2010, such certifications with its Form N-CSR for the year ended March 31, 2010.


                               Annual Report | 35

                       This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund(5)
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund(6)
Franklin Templeton Conservative Allocation Fund(7)
Franklin Templeton Growth Allocation Fund(7)
Franklin Templeton Moderate Allocation Fund(7)
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(8)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(8)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(8)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(9)

NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(10)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(11)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(12)
Michigan(12)
Minnesota(12)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(12)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(13)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) Effective 12/18/09, this fund is closed to new investors, pending a proposal to merge the fund into Templeton World Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in April 2010.

(6.) Effective 3/19/10, this fund is closed to new investors, pending a reorganization of the fund into Franklin Templeton Corefolio Allocation Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in June 2010.

(7.) Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds' investment goals and primary investment strategies remained unchanged.

(8.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(9.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(10.) The fund invests primarily in insured municipal securities.

(11.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(12.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(13.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

05/10                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   100 Fountain Parkway
                                           P.O. Box 33030
                                           St. Petersburg, FL 33733-8030

ANNUAL REPORT
TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

INVESTMENT MANAGER
Templeton Asset Management Ltd.

TRANSFER AGENT
BNY Mellon Shareowner Services
P.O. Box 358015
Pittsburgh, PA 15252-8015
Toll free number: (800) 416-5585
Hearing Impaired phone number: (800) 231-5469
Foreign Shareholders phone number: (201) 680-6578 www.melloninvestor.com/isd

FUND INFORMATION
(800) 342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLTRF A 05/10


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

     (2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $40,830 for the fiscal year ended March 31, 2010 and $41,215 for the fiscal year ended March 31, 2009.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $2,762 for the fiscal year ended March 31, 2010 and $4,000 for the fiscal year ended March 31, 2009. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2010 and $248 for the fiscal year ended March 31, 2009. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2010 and $283,829 for the fiscal year ended March 31, 2009. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $2,762 for the fiscal year ended March 31, 2010 and $288,077 for the fiscal year ended March 31, 2009.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Ann Torre Bates, Frank J. Crothers, David W. Niemiec and Constantine D. Tseretopoulos.


ITEM 6. SCHEDULE OF INVESTMENTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Templeton Asset Management Ltd. (TAML) in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies. The manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund with the manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares.

The recommendation of management on any issue is a factor that the manager considers in determining how proxies should be voted. However, the manager does not consider recommendations from management to be determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. The manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the manager conducts an independent review of each anti-takeover proposal. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to the manager's proxy voting decisions for international investments. However, the manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of May 27, 2010, the portfolio managers of the Fund are as follows:

MARK MOBIUS, PH.D, MANAGING DIRECTOR OF TAML

Dr. Mobius has been a lead portfolio manager of the Fund since inception. He has primary responsibility for the investments of the Fund, and has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1987.

DENNIS LIM, CO-CHIEF EXECUTIVE OFFICER AND DIRECTOR OF TAML
Based in Singapore, Mr. Lim has been a portfolio manager of the Fund since 2000, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1990.

TOM WU, DIRECTOR OF TAML

Based in Hong Kong, Mr. Wu has been a portfolio manager of the Fund since inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1987.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended March 31, 2010.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:


-------------------------------------------------------------------------------------------------------------
                                   ASSETS                           ASSETS OF
                   NUMBER          OF OTHER                         OTHER POOLED                    ASSETS OF
                  OF OTHER        REGISTERED        NUMBER OF       INVESTMENTS                     OTHER
                 REGISTERED       INVESTMENT       OTHER POOLED     VEHICLES       NUMBER OF        ACCOUNTS
                 INVESTMENT       COMPANIES        INVESTMENT       MANAGED        OTHERS          MANAGED
                 COMPANIES        MANAGED          VEHICLES        (X $1           ACCOUNTS         (X $1
NAME             MANAGED        (x $1 MILLION)      MANAGED/1      MILLION)/1      MANAGED/1       MILLION)/1
--------------------------------------------------------------------------------------------------------------
Mark Mobius        9             9,030.7             34            25,042.6           9            2,311.2
-------------------------------------------------------------------------------------------------------------
Dennis Lim         6             6,896.5             5              1,066.9           2             319.5
-------------------------------------------------------------------------------------------------------------
Tom Wu             6             6,896.5             4              1,819.9           1             170.8
-------------------------------------------------------------------------------------------------------------

1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY Each portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of a Franklin Templeton fund which vest over a three-year period (17.5% to 25%) and other mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

          |X| INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

          |X| NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Fund, are evaluated in determining the amount of any bonus award.

          |X| RESEARCH. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

          |X| RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of one or more mutual funds, and options to purchase common shares of a Franklin Templeton fund. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

    ----------------------------------------------------------------------
          PORTFOLIO MANAGER                  DOLLAR RANGE OF FUND SHARES
                                                   BENEFICIALLY OWNED
   ----------------------------------------------------------------------
         Mark Mobius                                      None
   ----------------------------------------------------------------------
         Dennis Lim                                       None
   ----------------------------------------------------------------------
         Tom Wu                                           None
   ----------------------------------------------------------------------

Note: Because the portfolio managers are all foreign nationals, they do not hold shares in the U.S. registered Fund, however they own shares in other similar Franklin Templeton funds managed by them, registered offshore and appropriate for foreign nationals.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.


By /s/LAURA F. FERGERSON
 -------------------------------
     Laura F. Fergerson
     Chief Executive Officer -
     Finance and Administration
     Date May 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
 -------------------------------
     Laura F. Fergerson
     Chief Executive Officer -
     Finance and Administration
     Date May 27, 2010


By /s/MARK H. OTANI
 -------------------------------
     Mark H. Otani
     Chief Financial Officer and
     Chief Accounting Officer
     Date May 27, 2010